                                                                    EXHIBIT 99.1

                            Neutron Enterprises, Inc.

                                  SECURED NOTE


$3,000,000  USD                                                TORONTO, ONTARIO

FOR VALUE RECEIVED Neutron Enterprises, Inc., a Nevada corporation ("Company"), promises to pay to GENEVA CAPITAL TRUST ("Lender"), or its registered assigns, the principal sum of Three Million US Dollars ($3,000,000), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to eight percent (8%) per annum. In addition, the Company shall pay in connection with the Note a commitment fee of $60,000 US Dollars which shall be added to the principal of the Note as of the date of the Note. Interest will be calculated each month and will be adjusted to reflect the unpaid balance and any funds drawn or repaid during the month. Interest will compound annually. The Note may be drawn upon in accordance with Section 4. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable (i) upon expiry of the Term, or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Lender or made automatically due and payable in accordance with the terms hereof. In addition, this Note shall be subject to prepayment as set forth below. Company will make all payments due under this Note in immediately available United States dollars, by 11:00 A.M. (New York time) on the date such payment is due in the manner and at the address for such purpose specified by Lender from time to time in writing.

The following is a statement of the rights of Lender and the conditions to which this Note is subject, and to which Lender, by the acceptance of this Note, and Company agree:

         1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

                  (a) "Business Day" means any day other than a Saturday, Sunday or public holiday under the laws of New York or Switzerland.

                  (b) "Change of Control" means a merger, stock transfer or issuance of voting securities, in one or more related transactions, which results in the Company's, as applicable, stockholders before the transaction(s) owning voting securities after the transactions(s) representing the right to elect less than half of the directors of Company, as applicable, (in a reverse merger, stock transfer or issuance of voting securities) or successor entity (in a forward merger or the sale of all or substantially all of Company's assets, in one or more transactions).

                  (c) "Event of Default" is defined in Section 6.

                  (d) "Lien" means, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

                  (e) "Term" means, the earlier of (1) Three years from the date the first funds are requested from the Lender or (ii) June 30, 2009.

                  (f) "Material Adverse Effect" means a material adverse effect on (a) the business, prospects, assets, operations or financial condition of Company or Parent; (b) the ability of Company to pay or perform the Obligations in accordance with the terms of this Note; or (c) the rights and remedies of Lender under this Note, the other Transaction Documents or any related document, instrument or agreement.

                  (g) "Person" means an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or governmental authority.

                  (h) "Transaction Documents" means this Note.

         All capitalized terms not otherwise defined herein shall have the respective meanings given in the Note.

         2. Interest. Accrued interest on this Note shall be payable ten days after the last day of each calendar quarter until the outstanding principal amount hereof shall be paid in full, with the first such payment due ten days after June 30th, 2006. Interest shall be payable in cash.

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         3. Prepayment.

                  (a) Optional Prepayment. Upon five (5) days prior written notice to Lender, Company may prepay this Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

                  (b) Mandatory Prepayment on Change of Control. Without limiting Lender's right to demand prepayment at any time, Company must prepay this Note in whole, including all expenses and accrued interest, concurrently with the closing of any transaction that constitutes a Change of Control.

         4. Draw Down.

         The Company upon providing the Lender twenty four (24) hours written notice can draw down funds in multiples of one hundred thousand ($100,000) US dollars. Not more than two hundred thousand ($200,000) US dollars may be drawn in any calendar month without the consent of the Lender. The funds will be transferred by wire to the Company's account in accordance with schedule "A" attached hereto.

         5. Certain Covenants.

                  (a) Use of Proceeds. Company will use the proceeds for general corporate purposes and working capital.

                  (b) Financial Information. Company agrees to send the following to Lender: (i) unless the following are filed with the SEC through EDGAR and are available to the public through EDGAR, within two (2) Business Days after the filing thereof with the SEC, a copy of Company's Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act of 1933, as amended; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by Company ; and
(iii) copies of any notices and other information made available or given to the stockholders of Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  (c) Notice of Certain Events. Company shall provide Lender with prompt written notice of the occurrence of any of the following events:

                           (i) Breaches of Covenants. Company or Parent shall
fail to observe or perform any covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents; or

                           (ii) Representations and Warranties. Any
representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Company or Parent to Lender in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Lender to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

                           (iii) Other Payment Obligations. Either (A) a
"Triggering Event" (as defined in the Parent's Certificate of Designations) shall have occurred with respect to the Preferred Stock; (B) Parent shall have failed to pay a dividend in a proper and timely manner to the holders of the Preferred Stock; or (C) Company shall (1) fail to make any payment when due under the terms of any other indebtedness, or (2) default in the observance or performance of any other agreement, term or condition contained in any other indebtedness, and the effect of such failure or default is to cause, or permit the creditor thereof to cause, the obligations of Company with respect thereto to become due prior to their stated date of maturity thereto; or

                           (iv) Judgments. A final judgment or order for the
payment of money in excess of One Hundred Thousand Dollars ($100,000) (exclusive of amounts covered by insurance) shall be rendered against Company or Parent, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Company or Parent; or

                           (v) Transaction Documents. Any Transaction Document
or any material term thereof shall cease to be, or be asserted by Company not to be, a legal, valid and binding obligation of Company enforceable in accordance with its terms or if the Liens of Lender on the Collateral pursuant to the Security Agreement shall cease to be or shall not be valid, perfected, first priority (subject to Permitted Liens) Liens or Company shall assert that such Liens are not valid and perfected, first priority (subject to Permitted Liens) Liens on the Collateral; or

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6. Events of Default. The occurrence of any of the following shall constitute an
"Event of Default" under this Note and the other Transaction Documents:

                  (a) Failure to Pay. Company shall fail to pay (i) when due any principal or interest payment on the due date under any Note; or (ii) any other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five (5) days of Company's receipt of Lender's written notice to Company of such failure to pay; or

                  (b) Voluntary Bankruptcy or Insolvency Proceedings. Company or Parent shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

                  (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or Parent or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or Parent or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

             (d) Management Change. Andrew Gertler shall cease to act Chief Executive Officer or as Chairman of the Board of Directors.

             (e) Other Debt. The Company incurs any other indebtedness other than trade payables, salaries and expenses of employees and taxes in the ordinary course of business without prior written consent of the Lender.

         7. Rights of Lender upon Default. Without limiting Lender's right to demand payment at any time, upon the occurrence or existence of an Event of Default described in Section 6(a), Lender may by written notice to Company, declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Section 6(b) or 6(c), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Lender may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to him by law, either by suit in equity or by action at law, or both.

         8. Conditions of Initial Funding. The Company uses its best efforts to obtain a voluntary lock up agreement for the shares owned by 2024069 Ontario Inc. until June 30th, 2006. By their signature on this agreement, the lender has accepted the Company's efforts in this matter.

         9. Successors and Assigns. The rights and obligations of Company and Lender under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties; provided that Company may not assign or transfer any of its rights or obligations under any Transaction Document without the prior written consent of Lender. Lender may at any time sell, assign, grant participations in, or otherwise transfer to any other Person all or part of the obligations of Company under this Note and the other Transaction Documents. All references in this Note to any Person shall be deemed to include all permitted successors and assigns of such Person. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company.

         10. Waiver and Amendment. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and Lender. Each waiver or consent under any provision hereof shall be effective only in the specific instance and purpose for which given.

         11. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or Lender under this Note shall be in writing and faxed, mailed or delivered to each party to the facsimile number or its address set forth below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

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         Lender:
                         Geneva Capital Trust
                         12 rue de la Corraterie
                         1211 Geneve, 11
                         Switzerland
:
         Company:
                         NEUTRON ENTERPRISES, INC.
                         1980 Sherbrooke West, Suite 900
                         Montreal, Quebec H3H 1E8
                         Tel:  (514) 788-5631 Fax:  (514) 933-9710

         12. Default Rate; Usury. During any period in which an Event of Default has occurred and is continuing, Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus two percent (2%). If any interest is paid on this Note is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

         13. Governing Law; Jurisdiction. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York or the country of Switzerland as the Lender may elect , without regard to the conflict of laws provisions of the State of New York, or of any other state. Any action or proceeding relating in any way to this Note or the other Transaction Documents may be brought and enforced in the courts of the State of New York or of the United States for the Northern District of New York. Any such process or summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to Company or Lender as provided for notices hereunder.

         14. Indemnity.

                  (a) Indemnity. In consideration of Lender's purchase of this Note and in addition to all of Company's other obligations under the Transaction Documents, Company shall defend, protect, indemnify and hold harmless Lender and all of its stockholders, officers, directors, employees and direct or indirect Lenders and any of Lenders' agents or other representatives (including those retained in connection with the transactions contemplated by the Transaction Documents) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Transaction Documents, including any use by Company of any proceeds from the sale of this Note, except to the extent such liability arises from the gross negligence or willful misconduct of the Indemnitees. To the extent that the foregoing undertaking by Company may be unenforceable for any reason, Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                  (b) Process. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity (a "Claim"), Lender shall give Company notice of the matter and an opportunity to defend it, at Company's sole cost and expense, with legal counsel satisfactory to Lender. However, the Indemnitees may retain their own counsel with the fees and expenses of not more than one counsel for the Indemnitees to be paid by Company, if, in the reasonable opinion of counsel retained by Company, the representation by such counsel of the Indemnitees and Company would be inappropriate due to actual or potential differing interests between such Indemnitees and any other party represented by such counsel. The Indemnitees shall, at Company's expense, cooperate fully with Company in connection with any negotiation or defense of any Claim by Company. Company shall keep the Indemnitees fully apprized as to the status of the defense or any settlement negotiations with respect thereto. Company shall not be liable for any settlement of any Claim effected without its prior written consent, provided, however, that Company shall not unreasonably withhold, delay or condition its consent. Company shall not, without the prior written consent of the Indemnitees, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitees of a release from all liability in respect to such Claim. Any failure or delay of Lender to notify Company of any Claim shall not relieve Company of its obligations under this Section, but shall reduce such obligations to the extent of any increase in those obligations caused solely by an unreasonable failure or delay. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of an Indemnitee has against Company or others, and (ii) any liabilities Company may be subject to pursuant to the law. The obligations of the parties under this Section shall survive the payment and performance of the Obligations.

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         15. No Third Party Rights. Nothing expressed in or to be implied from this Note is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note or under or by virtue of any provision herein.

         16. Expenses. Company shall pay on demand, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its rights and duties under, this Note and the other Transaction Documents, and the preparation of amendments and waivers hereunder and thereunder; and (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Note or the other Transaction Documents.

         17. Cumulative Rights, etc. The rights, powers and remedies of Lender under this Note shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any governmental authority, any Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder.

         18. Payments Free of Taxes, Etc. All payments made by Company under the Transaction Documents shall be made by Company free and clear of and without deduction for any and all present and future taxes, levies, charges or deductions. The Company will deduct from any interest payment, and remit to the appropriate tax authorities the relevant amount of withholding tax, if any, mandated by the tax authorities, based on the residence of the lender as notified by the lender. The Company shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Note.

         19. Partial Invalidity. If at any time any provision of this Note is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Note nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         20. Interpretive Provisions. References in this Note and each of the other Transaction Documents to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Note or any other Transaction Document refer to this Note or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Note or such other Transaction Document, as the case may be. References in this Note to "Sections" or "Schedules" are to sections or schedules herein or hereto unless otherwise indicated. The words "include" and "including" and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive. The word "or" when used in this Note shall mean either as well as both. Headings in this Note are for convenience of reference only and are not part of the substance hereof. All terms defined in this Note in the singular form shall have comparable meanings when used in the plural form and vice versa.

         21. Construction. Each of this Note and the other Transaction Documents is the result of negotiations among, and has been reviewed by, Company, Lender and their respective counsel. Accordingly, this Note and the other Transaction Documents shall be deemed to be the product of Company and Lender, and no ambiguity shall be construed in favor of or against Company or Lender.

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         IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

                                        NEUTRON ENTERPRISES, INC.
                                        A Nevada corporation

                                        By: /s/
                                            -------------------------------
                                        Name: Ciaran Griffin
                                              -----------------------------
                                        Title: Chief Financial Officer
                                               ----------------------------

                                        LENDER:

                                        GENEVA CAPITAL TRUST




                                        /s/ A. Maybock





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                                  SCHEDULE "A"



WIRE TRANSFER FROM THE UNITED STATES

ABA/route:026005092
Swift:  pnbpus3nnyc
Wachovia Bank Account Number - 2000192009878
Transit Number:  01661
Institution Number: 001
Account Number:  4610-155 (Neutron's Account)
Account Name:   Neutron Enterprise, Inc.
Bank:  Bank of Montreal

Branch Address:
1299 Greene Avenue
Westmount,  Quebec
 H3Z 2A6

WIRE TRANSFERS INTERNATIONAL OTHER THAN UNITED STATES

Swift:  pnbpus3nnyc
Transit Number:  01661
Institution Number: 001
Account Number:  4610-155 (Neutron's Account)
Account Name:   Neutron Enterprise, Inc.
Bank:  Bank of Montreal

Branch Address:
 1299 Greene Avenue
 Westmount,  Quebec
 H3Z 2A6


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